UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   August 14, 2013

JBI, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52444	90-0822950
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 Iroquois St Niagara Falls, NY		14303
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (716) 278-0015

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2013, JBI, Inc. (the “Company”) effected certain changes to its management and Board of Directors (the “Board”) as described below.

Departure of Directors and Officers

Tony Bogolin

Effective as of the close of business on August 14, 2013, Tony Bogolin resigned from his positions as the Company’s President and Chief Executive Officer and from the Board.

In connection with Mr. Bogolin’s resignation, Mr. Bogolin and the Company executed a separation agreement (the "Bogolin Separation Agreement") on August 14, 2013. Pursuant to the terms of the Bogolin Separation Agreement, Mr. Bogolin will receive (i)  payment of $105,966, representing payment of four months and one-half months of his base salary and all unused vacation pay, which amount is payable in three equal monthly installments and (ii) immediate accelerated vesting of his outstanding unvested options to purchase 370,000 shares of the Company’s common stock.  The exercise period of all of his options was extended to seven years after execution of the Bogolin Separation Agreement.  In addition, Mr. Bogolin will receive continued coverage under the Company's benefit plans or equivalent coverage through December 31, 2013.  The Bogolin Separation Agreement also contains a general release of claims and certain non-solicitation, confidentiality and other customary provisions.  The Company’s obligation to pay the amounts described herein is contingent upon Mr. Bogolin not revoking the general release within the periods set forth by applicable law.  The description of the Separation Agreement herein is limited in its entirety by the terms of the Bogolin Separation Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Bogolin’s decision to resign from the Board was not the result of any disagreement or dispute with the Company relating to its operations, policies or practices.

Matthew Ingham

Effective as of the close of business on August 14, 2103, Matthew Ingham resigned from his positions as the Company’s Chief Financial Officer and from the Board.

In connection with Mr. Ingham’s resignation, Mr. Ingham and the Company executed a separation agreement (the "Ingham Separation Agreement") on August 14, 2013. Pursuant to the terms of the Ingham Separation Agreement, Mr. Ingham will receive (i) payment of $74,176, representing payment of four months and one-half months of his base salary and all unused vacation pay, which amount is payable in three equal monthly installments and (ii) immediate accelerated vesting of his outstanding unvested options to purchase 200,000 shares of the Company’s common stock.  The exercise period of all of his options was extended to seven years after execution of the Separation Agreement.  In addition, Mr. Ingham will receive continued coverage under the Company's benefit plans or equivalent coverage through December 31, 2013.  The Ingham Separation Agreement also contains a general release of claims and certain non-solicitation, confidentiality and other customary provisions.  The Company’s obligation to pay the amounts described herein is contingent upon Mr. Ingham not revoking the general release within the periods set forth by applicable law.  The description of the Separation Agreement herein is limited in its entirety by the terms of the Ingham Separation Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Ingham’s decision to resign from the Board was not the result of any disagreement or dispute with the Company relating to its operations, policies or practices.

Appointment of Directors and Officers

Richard W. Heddle

Effective on August 14, 2013, the Company appointed Mr. Richard Heddle as its new Chief Executive Officer and President and as a member of the Board.  The terms of Mr. Heddle’s employment are still being finalized and will be reported by the Company once determined.  Certain biographical information regarding Mr. Heddle is set forth below:

Richard W. Heddle, age 47, is an entrepreneur with over 25 years of executive business experience. Since 1987, Mr. Heddle  has been the owner and President of  Heddle Marine Services, Inc.,  the largest marine repair firm that operates floating dry docks on the Canadian side of the Great Lakes. Mr. Heddle grew the company from a small start-up with two employees to a company that employs over 60 people. Mr. Heddle has significant expertise in logistics, supply chain analytics and managing production and brings over 25 years of comprehensive experience in fabrication, engineering and machinery.

Nicholas J. Terranova

Effective on August 14, 2013, the Company appointed Mr. Nicholas J. Terranova as its new Chief Financial Officer.  The terms of Mr. Terranova’s employment are still being finalized and will be reported by the Company once determined.  Certain biographical information regarding Mr. Terranova is set forth below:

Nicholas J. Terranova, age 26, has served has the Company’s Corporate Controller since 2011.  For three years prior to joining the Company, he was a Senior Accountant at Freed Maxick & Battaglia, one of the 100 largest CPA firms in the United States.   During his tenure at Freed, Maxick & Battaglia, Mr. Terranova served on the firm’s SEC functional team, assisting with compliance testing and assessing the effectiveness of internal controls over financial reporting. Mr. Terranova holds a B.S. in Accounting from Saint John Fisher College. He is a licensed certified public accountant in New York State.

Philip J. Bradley

Effective on August 14, 2013, the Company appointed Mr. Philip Bradley as a member of the Board.  Certain biographical information regarding Mr. Bradley is set forth below:

Philip J. Bradley, age 60, has over 35 years of executive accounting and business experience. For the past ten years, has been working in private practice as a Chartered Professional Accountant. Previously, Mr. Bradley worked as an Audit Manager and former partner of Grant Thornton Canada, where he worked for 29 years. Mr. Bradley also served two three-year terms in the firm's national office, where he was responsible for recruitment, human resource administration, as well as  providing support services to the firm's professional practice offices. Mr. Bradley is a member of the Canadian Institute of Chartered Accountants and the Institute of Chartered Accountants of both Ontario and Nova Scotia. He received a Bachelor of Business Administration from the University of Prince Edward Island in 1975 and was admitted to the Institute of Chartered Accountants of Nova Scotia in 1976.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

On August 15, 2013, management of the Company held a conference call with interested stockholders and other participants to discuss the Company's financial results for the quarter ended June 30, 2013 and certain operational developments. A transcript of the conference call is furnished as Exhibit 99.2 to this Report.

The information furnished on this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 8 — Other Events

Item 8.01 Other Events.

On August 15, 2013, the Company issued a press release to announce the management changes discussed in this Report and certain other operational and financial developments.  A copy of the press release is attached as Exhibit 99.1 hereto.

Section 9 — Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Separation Agreement, dated August 14, 2013, between JBI, Inc. and Tony Bogolin.
10.2	Separation Agreement dated August 14, 2013, between JBI, Inc. and Matthew Ingham.
99.1	Press Release dated August 15, 2013.
99.2	Transcript of Conference Call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBI, Inc.

August 15, 2013	By:	/s/ Nicholas J. Terranova
	Name:	Nicholas J. Terranova
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation Agreement, dated August 14, 2013, between JBI, Inc. and Tony Bogolin.
10.2	Separation Agreement dated August 14, 2013, between JBI, Inc. and Matthew Ingham.
99.1	Press Release dated August 15, 2013.
99.2	Transcript of Conference Call.